Exhibit 10.33

Certain identified information in this document has been excluded because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates where such information has been omitted.

AMENDMENT No. 1 TO MANUFACTURE AND SUPPLY AGREEMENT

This Amendment No. 1 to the Manufacture and Supply Agreement (“Amendment No. 1”), dated December 7, 2022 (“Effective Date”), is entered into by and between Savara ApS, a Denmark private limited company having a principal place of business at c/o Lundgrens Advokatpartnerselskab, Tuborg Boulevard 12, 2900 Hellerup, Denmark (“Savara”) and GEMABIOTECH SAU, a corporation organized under the laws of Argentina, having a principal place of business at Avenida del Libertador 2740, Olivos, Province of Buenos Aires, Argentina (“GEMA”) (each referred herein by name, or individually, as a “Party” or collectively, as the “Parties”).

WHEREAS, Savara and GEMA entered into a Master Services Agreement dated April 26, 2019 (the “Agreement”) providing for Savara to engage GEMA to manufacture the API (as defined in the Agreement) and GEMA to achieve commercial compliance and manufacture and supply the API; and

WHEREAS, the parties now wish to amend the Agreement to modify certain terms of the Agreement.

NOW THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Exhibit 6.1. The Pricing and Milestone Schedule attached to the Agreement as Exhibit 6.1 is hereby replaced in its entirety by Exhibit 6.1 attached hereto.

2.
Capitalized terms used but not defined in this Amendment No. 1 shall have the meaning as ascribed to them in the Agreement. Upon execution, this Amendment No. 1 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed on the Effective Date set forth above.

Savara ApS		GEMABIOTECH SAU

By:	/s/ Dave Lowrance	By:	/s/ Juan Ceriani

Name:	Dave Lowrance	Name:	Juan Ceriani

Title:	CFO	Title:	General Manager

Date:	12/7/2022	Date:	12/7/22

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Pricing and Milestone Schedule

Purchase Price of API:

Prior to Market Authorization: $[***] per gram of Molgramostim API (Currently being review by the Parties)

Following Market Authorization: $[***] per gram of Molgramostim API (Currently being review by the Parties)

Milestone Payments

	Milestone Event	Activities	Milestone Payment (in USD)
1 Completed/Paid	Effective date of the Agreement	Batch N°18-GMCF-031-010 Release Batch N°18-GMCF-031-010 Samples Characterization	$[***]
2 Completed/Paid	Validations stage 1 completion	Protocol for Upstream Characterization Upstream Characterization Final Report Protocol for Downstream Characterization Downstream Characterization Final Report	$[***]
New Analytical Methods Development Report
New Analytical Methods Development SOPs
3	Validations of analytical method completion	Validation or Revalidation of IPC Protocol
Completed/Paid		Validation or Revalidation of IPC Final Report
Validation or Revalidation of Analytical Techniques for DS Protocols
		Validation or Revalidation of Analytical Techniques for DS Final Report	$[***]
4	Validations stage 2 completion	Reference standard, manufacturing and testing protocol Reference standard, manufacturing and report Stability study protocol Stability study start-up

Completed/Paid		Protocols for Validation GMP batch Validation of GMP batch (including 3 batches –up to120 gr) CoA Validation of GMP batch Final Report	$[***]
Activities related to preparation for technology transfer and
5		Batch fermentation [$***]
Expected Q4 2022	Execution of Amendment No. 1	Preparation for FDA Audit [$***]
Facility improvements for GMP compliance [$***]
$[***]
6 Expected [***]	Approval of FDA Audit		$[***]
7 Expected [***]	Marketing Authorization		$[***]
Total Potential Milestone Payments			$[***]